UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 21, 2012

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07  Submission of Matters to a Vote of Security Holders

On February 21, 2012, Altair Nanotechnologies Inc. (the “Company”) held a special meeting of shareholders (the “Meeting”) to consider and vote upon a proposal to approve a special resolution, in substantially the form included with the management proxy circular delivered to the stockholders, authorizing the Company to change its jurisdiction of incorporation from the federal jurisdiction of Canada to the State of Delaware by way of a domestication and to approve the certificate of incorporation of the Delaware entity (the "Domestication").  The proposal was approved at the meeting based upon the following vote:

Votes For	40,330,438
Votes Against	740,887
Abstentions	9,553
Broker Non-Votes	None

The Board of Directors of the Company retain discretion as to when, and whether, to implement the Domestication.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: February 23, 2012	By:	/s/ Stephen Huang
Stephen Huang, Chief Financial Officer

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